THOR EQUAL WEIGHT LOW VOLATILITY ETF
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2026

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.8%
	EQUITY - 97.8%
67,941	State Street Consumer Discretionary Select Sector SPDR ETF	$ 8,212,030
154,559	State Street Financial Select Sector SPDR ETF	7,972,153
47,148	State Street Industrial Select Sector SPDR ETF	8,162,733
156,123	State Street Materials Select Sector SPDR ETF	7,985,691
184,665	State Street Real Estate Select Sector SPDR ETF	8,123,413
52,223	State Street Technology Select Sector SPDR ETF	9,975,638
179,817	State Street Utilities Select Sector SPDR ETF	7,987,471
		58,419,129

	TOTAL EXCHANGE-TRADED FUNDS (Cost $55,798,470)	58,419,129

	TOTAL INVESTMENTS - 97.8% (Cost $55,798,470)	$ 58,419,129
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.2%	1,296,354
	NET ASSETS - 100.0%	$ 59,715,483

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt